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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES AND EXCHANGE ACT OF 1934


                                  JULY 27, 2001
                                (Date of Report)


                                KOSS CORPORATION
             (Exact name of registrant as specified in its charter)


    DELAWARE                        0-3295                          39-1168275
 (State or other               (Commission File                    (IRS Employer
 jurisdiction of                    Number)                         ID Number)
 incorporation)


                        4129 NORTH PORT WASHINGTON AVENUE
                           MILWAUKEE, WISCONSIN 53212

                    (Address of principal executive offices)



                                 (414) 964-5000
              (Registrant's telephone number, including area code)



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         This report includes "forward-looking statements" within the meaning of
Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts included in this report are forward-looking statements. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified based on current expectations. Consequently, future events and actual results could differ materially from those set forth in, contemplated by, or underlying the forward-looking statements contained in this report, other filings, press releases or otherwise.
         Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to have been correct. Important factors that could cause actual results to differ materially from such expectations ("Cautionary
Factors") include, without limitation, unanticipated developments in any one or more of the following areas: the profitability of the Company, capital requirements, operational costs, business opportunities, tax considerations, general economic conditions, consumer demand for the Company's and its customers' products, competitive and technological developments, foreign currency fluctuations, restrictions in any then-existing credit agreements, and other risks factors which may be detailed from time to time in the Company's Securities and Exchange Commission filings. All subsequent written or oral forward-looking statements attributable to the Company or persons acting on behalf of the Company are expressly qualified in their entirety by the Cautionary Factors. Shareholders, potential investors and other readers are urged to consider these Cautionary Factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements.

ITEM 5.  OTHER EVENTS

         PRESS RELEASE. On July 25, 2001, Koss Corporation issued a Press Release announcing its intention to begin paying quarterly dividends with the quarter ending September 30, 2001. The First Quarterly Dividend will be $0.25 per share payable to shareholders of record on September 30, 2001. Quarterly dividend payments will be made on the fifteenth day following the end of each calendar quarter. A copy of said Press Release is attached hereto as Exhibit
99.1 and is incorporated herein by this reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits:

                  99.1 Press release announcing beginning of quarterly dividend payments.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    KOSS CORPORATION
                                    (Registrant)


                                    By:  /s/ Michael J. Koss
                                         ---------------------------------------
                                         Michael J. Koss
                                         President, Chief Executive Officer
                                         and Chief Financial Officer


Date: July 27, 2001


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                                KOSS CORPORATION
                                  EXHIBIT INDEX
                                       TO
                           CURRENT REPORT ON FORM 8-K

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  EXHIBIT NUMBER                             DESCRIPTION                             INCORPORATED    FILED HEREWITH
  --------------                             -----------                              HEREIN BY      --------------
                                                                                      REFERENCE
                                                                                      ---------


       99.1         Press release announcing beginning of quarterly dividend                               X
                    payments.

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